Exhibit 10.1
CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
Amendment No. 2 to
Exclusive License Agreement
Between
The Curators of University of Missouri and Santarus, Inc.
     This Amendment No. 2 (the “Amendment”) to the Exclusive License Agreement dated January 26, 2001 and amended as of February 21, 2003 (the “License”), between The Curators of the University of Missouri (the “University”) and Santarus, Inc. (“Santarus”) is made as of August 20, 2007 (the “Effective Date”).
RECITALS
     WHEREAS, the University and Santarus desire to amend certain terms of the License as set forth herein.
AGREEMENT
     NOW, THEREFORE, in consideration of the covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
     1. Amendment of Section 1.18. Exhibit A is hereby amended to add the applications set forth in Exhibit A hereto. The University and Santarus agree to use their best efforts to have the documents in Exhibit B executed and filed with the United States Patent and Trademark Office. [***].
     2. Amendment of Section 13.3. The parties’ contact information set forth in Section 13.3 of the License is hereby amended as follows:

“In the case of Santarus:	Santarus, Inc. 10590 W. Ocean Air Dr., Suite 200 San Diego, CA 92130 Telephone: (858) 314-5700 Facsimile: (858) 314-5701 Attention: President & CEO

with a copy to:	Santarus, Inc. 10590 W. Ocean Air Dr., Suite 200 San Diego, CA 92130 Telephone: (858) 314-5700 Facsimile: (858) 314-5702 Attention: Legal Affairs Department

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

In the case of the University:	University of Missouri Office of Research 340A Bond Life Sciences Center Columbia, MO 65211

Telephone: 573 884-3553 Facsimile: 573 884-0802 Attention: Michael F. Nichols, Ph.D., Director of Technology Management & Industry Relations

with a copy to:	University of Missouri Office of the General Counsel 227 University Hall Columbia, MO 65211 Telephone: 573-882-3211 Facsimile: 573-882-0050 Attention: Marvin E. Wright, General Counsel

and

Joseph A. Mahoney Mayer, Brown, Rowe & Maw LLP 71 South Wacker Drive Chicago, IL 60606 Telephone: 312-701-8979 Facsimile: 312-706-8530”
     3 Amendment of Section 14.2. Section 14.2 of the License is hereby amended and restated in its entirety as follows (with the understanding that these changes shall be deemed to have been effective as of January 26, 2001):
“14.2 All Proprietary Information shall be labeled or marked confidential or otherwise similarly designated by the disclosing party; provided, however, that orally or visually disclosed Proprietary Information need not be reduced to writing or other physical tangible form for such disclosure to be subject to the confidentiality provisions of Section 14 hereof. Notwithstanding the foregoing, Santarus and the University may disclose Proprietary Information to its employees, agents, consultants, contractors, and, in the case of Santarus, its actual and potential sublicensees, provided that all such employees, agents, consultants, contractors and sublicensees are similarly bound by a similar duty of confidentiality.”
     4. Reimbursement for Patent Prosecution Fees. Promptly following the execution of this Amendment, Santarus will reimburse the University in an amount equal to $[***] for past prosecution of the patent applications added to Exhibit A pursuant to Section 1 hereof (the “Additional Patent Rights”) (which $[***] shall consist of payment of Mayer Brown Invoice No.

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28516609 in the amount of $[***] and payment of a portion of Mayer Brown Invoice No. 28531712 equal to $[***]). In addition, the University will diligently prosecute and maintain such Additional Patent Rights in accordance with Section 11 of the License and Santarus will reimburse the University for the reasonable costs incurred following the Effective Date for preparing, filing, prosecuting and maintaining such Additional Patent Rights in accordance with Section 11.5 of the License. Each of Santarus and the University will bear their own fees and expenses associated with preparation and negotiation of this Amendment.
     5. Miscellaneous.
          5.1 Except for the amendments set forth herein, all other terms and conditions of the License shall remain in full force and effect.
          5.2 Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the License.
          5.3 This Amendment will be interpreted and construed in accordance with the laws of the State of Missouri, excluding any choice of law rules that would direct the application of the laws of another jurisdiction.
     IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Effective Date.

THE CURATORS OF THE UNIVERSITY OF MISSOURI

By:	/s/ Michael F. Nichols, Ph.D.

Name:	Michael F. Nichols, Ph.D.

Title:	Director, Office of Technology Management & Industry Relations

SANTARUS, INC.

By:	/s/ Gerald T. Proehl

Name:	Gerald T. Proehl

Title:	President and CEO

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Exhibit A
PATENTS AND PATENT APPLICATIONS LICENSED

Patent App. No.	Filing Date	Title
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

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Exhibit B
[***]

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C

Patent App. No.	Filing Date	Title
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.